                                                                July 1, 2000
 FUND PROFILE
T. ROWE PRICE
Media & Telecommunications Fund

 A stock fund seeking capital growth through media, technology, and telecommunications companies.
TROWEPRICELOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

FUND PROFILE
---------------------------------------------------------
 What is the fund's objective?

   The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.


 What is the fund's principal investment strategy?

   We invest at least 80% of total assets in the common stocks of companies engaged in any facet of media and telecommunications, including publishing, movies, cable TV, telephones, cellular services, and technology and equipment. Generally, the fund invests in companies in the large- to mid-capitalization range.

   Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects. The fund manager may use both growth and value approaches to stock selection. In the growth area, the manager will try to identify companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently.

   In looking for value stocks, the manager will seek companies whose current stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, and with growth potential temporarily unrecognized by the market. The fund manager also seeks to invest in companies whose stock prices may be temporarily depressed.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor per-

FUND PROFILE
---------------------------------------------------------
   formance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Since the fund is focused on the media and telecommunications industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in these industries are subject to the additional risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection. Likewise, if the portfolio has substantial exposure to mid-cap companies, it would be subject to the greater volatility of those stocks.

   Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are willing to accept the risks of investing in a limited group of industries in pursuit of long-term capital growth, the fund could be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

FUND PROFILE
---------------------------------------------------------
LOGO

  Calendar Year Total Returns
  "94"    "95"    "96"    "97"    "98"    "99"
 ------------------------------------------------
 -0.90   43.29    1.78   28.05   35.14    93.09
 ------------------------------------------------


          Quarter ended              Total return

 Best quarter                           12/31/99 41.63%

 Worst quarter                           9/30/98 -18.64%

 The fund began as the closed-end New Age Media Fund and converted to open-end status on July 25, 1997, operating under a different expense structure.


 Table 1  Average Annual Total Returns
                                          Periods ended 06/30/2000
                                                         Since inception
                                     1 year   5 years     (10/13/1993)
 ------------------------------------------------------------------------
  Media & Telecommunications Fund    49.16%    32.19%        26.01%

  S&P 500 Stock Index                 7.24     23.80         21.03
  Lipper Science &Technology Funds   84.03     35.99
  Average
 ------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 *Since October 14, 1993.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

                                                                               4

FUND PROFILE
---------------------------------------------------------

 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.67%/ // /
  Other expenses                                           0.26%
  Total annual fund operating                              0.93%/ // /
  expenses
 -------------------------------------------------------------------------------------


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

   1 year      3 years      5 years       10 years
 ----------------------------------------------------
    $95         $296         $515          $1,143
 ----------------------------------------------------



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Robert N. Gensler manages the fund day-to-day and was elected chairman of its Investment Advisory Committee in 2000. He joined T. Rowe Price as an investment analyst in 1993.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our

FUND PROFILE
---------------------------------------------------------
   entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.

FUND PROFILE
---------------------------------------------------------

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
 RPS F21-035
 T. Rowe Price Investment Services, Inc., Distributor